GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments

January 31, 2022 (Unaudited)

Shares	Description	Value

Special Purpose Acquisition Company – 21.9%
17,977	Adva Optical Networking SE	$ 270,630
125,000	Anzu Special Acquisition Corp. I*	1,231,250
125,000	Apollo Strategic Growth Capital II*	1,235,000
125,000	Arctos NorthStar Acquisition Corp.*	1,227,500
100,000	Ares Acquisition Corp.*	983,000
75,000	Arrowroot Acquisition Corp.*	738,750
55,000	Authentic Equity Acquisition Corp.	547,525
25,000	B Riley Principal 250 Merger Corp.*	246,250
125,000	Black Spade Acquisition Co.*	1,228,750
125,000	BlueRiver Acquisition Corp.*	1,241,250
25,000	CF Acquisition IV Corp.	246,000
22,312	Churchill Capital V Corp.	222,004
14,669	Churchill Capital VI Corp.*	145,409
25,409	Churchill Capital VII Corp.*	250,787
125,000	Clarim Acquisition Corp.*	1,227,500
125,000	Climate Real Impact Solutions II Acquisition Corp.*	1,230,000
52,650	Colonnade Acquisition Corp. II*	505,440
125,000	Compute Health Acquisition Corp.*	1,231,250
125,000	Constellation Acquisition I Corp.*	1,236,300
870	Fortress Value Acquisition III Corp.*	8,570
37,731	FTAC Hera Acquisition Corp.*	372,782
125,000	Gaming & Hospitality Acquisition Corp.*	1,227,500
125,000	Gores Holdings VII, Inc.*	1,225,000
75,000	Haymaker Acquisition III Corp.*	737,250
125,000	Health Assurance Acquisition Corp.*	1,230,000
125,000	JOFF Fintech Acquisition Corp.*	1,231,250
50,000	Kadem Sustainable Impact Corp.*	492,500
199	Kernel Group Holdings, Inc.*	1,966
75,000	Landcadia Holdings IV, Inc.*	735,000
75,000	Marlin Technology Corp.*	742,500
50,000	Mason Industrial Technology, Inc.*	491,000
125,000	New Vista Acquisition Corp.*	1,230,000
17,881	Newbury Street Acquisition Corp.*	176,128
40,045	North Atlantic Acquisition Corp.*	396,446
125,000	Pontem Corp.*	1,236,250
58,919	Powered Brands*	582,120
125,000	Priveterra Acquisition Corp.*	1,230,000
42,000	Progress Acquisition Corp.*	413,700
10,000	Provident Acquisition Corp.	99,000
75,000	RMG Acquisition Corp. III*	735,000
100,000	Ross Acquisition Corp. II*	986,520
75,000	Sandbridge X2 Corp.*	743,250
7,241	Shell PLC	184,779
9,993	Silver Spike Acquisition Corp. II*	98,431
30,462	SportsTek Acquisition Corp.*	300,660
75,000	Tailwind International Acquisition Corp.*	736,065
75,000	TCW Special Purpose Acquisition Corp.*	737,250
125,000	Thunder Bridge Capital Partners III, Inc.*	1,222,500
390	VectoIQ Acquisition Corp. II*	3,826

Shares	Description	Value

Special Purpose Acquisition Company – (continued)
83	Virgin Group Acquisition Corp. II*	$ 826
125,000	Z-Work Acquisition Corp.*	1,226,250

SPECIAL PURPOSE ACQUISITION COMPANY (Cost $36,665,139)		$ 36,078,914

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations(a)(b) – 0.9%
Real Estate Investment Trust – 0.9%
New Residential Investment Corp.
$ 1,500,000	6.250%	10/15/25	$ 1,483,125
(Cost $1,500,000)

Shares	Description	Value

Common Stocks – 34.5%
Aerospace & Defense – 0.6%
2,968	Raytheon Technologies Corp.	$ 267,684
1,042	The Boeing Co.*	208,650
816	TransDigm Group, Inc.*	502,811

		979,145

Automobiles – 0.2%
3,520	Daimler AG	280,874

Banks – 1.8%
62,893	Banco Bilbao Vizcaya Argentaria SA	401,549
8,157	BNP Paribas SA	582,323
11,327	China Merchants Bank Co. Ltd. Class H	94,672
23,676	Credit Agricole SA	356,192
3,587	HDFC Bank Ltd. ADR	246,176
42,383	HSBC Holdings PLC	301,042
19,088	ICICI Bank Ltd. ADR	414,782
6,404	People’s United Financial, Inc.(c)	124,110
3,304	Royal Bank of Canada	376,705
		2,897,551

Beverages – 0.7%
4,098	Anheuser-Busch InBev SA	258,342
1,785	Heineken NV	191,435
7,544	Monster Beverage Corp.*	654,216

		1,103,993

Biotechnology* – 0.4%
5,924	Arena Pharmaceuticals, Inc.	544,889
279	Genmab A/S	95,008

		639,897

Building Products – 0.7%
15,485	Johnson Controls International PLC	1,125,295

Capital Markets – 0.6%
2,485	Allfunds Group PLC*	34,918
807	BlackRock, Inc.	664,113

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Capital Markets – (continued)
2,039	Deutsche Boerse AG	$ 362,437

		1,061,468

Chemicals – 1.9%
1,251	Air Liquide SA	213,995
60,314	Ferro Corp.*	1,314,845
2,712	GCP Applied Technologies, Inc.*(c)	86,513
4,506	Linde PLC	1,435,972

		3,051,325

Communications Equipment – 0.4%
11,713	ADVA Optical Networking SE*	196,380
2,263	Motorola Solutions, Inc.	524,880

		721,260

Construction Materials – 0.4%
1,587	Martin Marietta Materials, Inc.	617,533

Diversified Consumer Services(d) – 0.0%
5,019	Gymboree Holding Corp.	—

Diversified Financial Services – 0.7%
17,039	Apollo Global Management, Inc.	1,192,730

Diversified Telecommunication Services – 0.0%
150,412	Telecom Italia SpA	67,169

Electric Utilities – 0.7%
336,698	AusNet Services Ltd.	619,558
39,542	Enel SpA	304,339
4,756	Fortis, Inc.	225,911

		1,149,808

Electrical Equipment – 0.1%
926	Schneider Electric SE	156,860

Electronic Equipment, Instruments & Components* – 0.3%
1,068	Coherent, Inc.(c)	276,057
21,645	Hollysys Automation Technologies Ltd.	285,930

		561,987

Energy Equipment & Services – 0.2%
8,968	Schlumberger N.V	350,380

Entertainment(c) – 0.5%
1,810	Activision Blizzard, Inc.	143,008
23,945	Sciplay Corp. Class A*	299,313
40,747	Zynga, Inc. Class A*	369,575

		811,896

Equity Real Estate Investment Trusts (REITs) – 0.5%
4,309	Healthcare Trust of America, Inc. Class A(c)	140,258
1,970	SBA Communications Corp.	641,117

		781,375

Shares	Description	Value

Common Stocks – (continued)
Food & Staples Retailing – 0.1%
35,936	Tesco PLC	$ 144,343

Food Products – 0.5%
2,084	Nestle SA	269,124
21,963	Pilgrim’s Pride Corp.*(c)	614,305

		883,429

Health Care Technology– 0.3%
2,201	Vocera Communications, Inc*.(c)	173,901
1,172	Danaher Corp.	334,946

		508,847

Hotels, Restaurants & Leisure* – 1.0%
29,664	Aspire Global PLC(b)	342,935
56,881	Crown Resorts Ltd.	490,092
3,963	Entain PLC	85,796
5,427	Hilton Worldwide Holdings, Inc.	787,512

		1,706,335

Insurance – 1.5%
4,855	Aon PLC Class A(e)	1,342,116
3,457	Arthur J. Gallagher & Co.	545,999
819	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	259,283
864	Swiss Re AG	94,140
1,213	Willis Towers Watson PLC(c)	283,793

		2,525,331

Interactive Media & Services* – 0.3%
81	Alphabet, Inc. Class A	219,192
84	Alphabet, Inc. Class C	227,973

		447,165

IT Services – 1.8%
3,937	Accenture PLC Class A	1,392,045
989	Capgemini SE	222,343
11,313	Infosys Ltd.	266,169
216,085	Link Administration Holdings Ltd.	828,268
579	Mastercard, Inc. Class A	223,714

		2,932,539

Leisure Products* – 0.1%
2,125	Accell Group NV	138,297

Life Sciences Tools & Services* – 0.3%
10,648	Avantor, Inc.	397,490
687	IQVIA Holdings, Inc.	168,246

		565,736

Machinery* – 0.1%
3,051	Daimler Truck Holding AG	107,560

Media – 0.3%
16,195	Shaw Communications, Inc. Class B	482,735

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Metals & Mining – 1.0%
4,026	Agnico Eagle Mines Ltd.	$ 192,281
8,783	ArcelorMittal SA (Metals & Mining)	260,705
100,811	Glencore PLC	525,186
14,680	Hitachi Metals Ltd.*	264,720
7,288	Newcrest Mining Ltd.	113,047
5,558	Vale SA	84,645
111,587	Western Areas Ltd.*	274,628

		1,715,212

Multi-Utilities – 0.3%
22,189	E.ON SE	306,041
18,080	National Grid PLC	264,563

		570,604

Multiline Retail* – 0.4%
4,627	Dollar Tree, Inc.	607,155

Oil, Gas & Consumable Fuels – 2.3%
12,464	Enbridge, Inc.	526,936
10,851	Eni SpA	162,995
7,182	Exxon Mobil Corp.	545,545
47,995	Gazprom PJSC	207,373
3,021	LUKOIL PJSC	268,207
31,638	Petroleo Brasileiro SA ADR	422,367
38,739	Rosneft Oil Co. PJSC	288,908
248,263	Senex Energy Ltd.	810,497
3,019	TotalEnergies SE	171,683
137,527	Z Energy Ltd.	321,249

		3,725,760

Personal Products – 0.4%
925	The Estee Lauder Cos., Inc. Class A	288,406
7,405	Unilever PLC	378,227
460	Unilever PLC ADR	23,639

		690,272

Pharmaceuticals – 2.9%
9,244	AstraZeneca PLC	1,075,335
1,495	Novartis AG	129,900
4,663	Novo Nordisk A/S Class B	463,821
962	Roche Holding AG	372,293
8,519	Vifor Pharma AG	1,509,116
5,779	Zoetis, Inc.	1,154,586
		4,705,051

Professional Services – 1.7%
1,057	51job, Inc. ADR*(c)	53,273
17,081	IHS Markit Ltd.(c)	1,994,890
36,638	Intertrust NV*(b)	796,453

		2,844,616

Real Estate Management & Development – 0.5%
6,756	CBRE Group, Inc. Class A*	684,653

Shares	Description	Value

Common Stocks – (continued)
Real Estate Management & Development – (continued)
5,299	IMMOFINANZ AG	$ 137,464

		822,117

Semiconductors & Semiconductor Equipment – 2.1%
7,014	Analog Devices, Inc.	1,150,086
2,512	Siltronic AG	328,411
29,098	Taiwan Semiconductor Manufacturing Co. Ltd.	672,804
6,962	Xilinx, Inc.(c)	1,347,495

		3,498,796

Software – 3.5%
37	Bottomline Technologies DE, Inc.*(c)	2,086
1,492	Intuit, Inc.	828,403
7,263	Microsoft Corp.(e)	2,258,648
6,517	Mimecast Ltd.*(c)	519,470
19,004	Nuance Communications, Inc.*(c)	1,049,971
777	Palo Alto Networks, Inc.*	402,020
633	ServiceNow, Inc.*	370,799
13,349	Vonage Holdings Corp.*(c)	278,193

		5,709,590

Textiles, Apparel & Luxury Goods – 0.0%
360	NIKE, Inc. Class B	53,305

Thrifts & Mortgage Finance – 0.3%
14,736	Housing Development Finance Corp. Ltd.	502,803

Tobacco – 1.0%
6,493	British American Tobacco PLC	277,218
10,529	British American Tobacco PLC ADR	452,431
7,393	Philip Morris International, Inc.	760,370
28,058	Swedish Match AB	217,093

		1,707,112

Transportation Infrastructure* – 1.0%
263,597	Sydney Airport	1,620,099

TOTAL COMMON STOCKS (Cost $50,978,063)		$ 56,765,355

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations(f) – 3.5%
Collateralized Mortgage Obligations – 2.7%
Interest Only(f) – 1.5%
FHLMC REMIC Series 4723, Class KS (-1x1M USD LIBOR + 6.150%)
$3,183,261	6.044%	09/15/47	$ 568,904
FHLMC REMIC Series 4729, Class KS (-1x1M USD LIBOR + 6.150%)
2,405,600	6.044	11/15/47	429,922
GNMA REMIC Series 2017-117, Class AS (-1x1M USD LIBOR + 6.200%)
3,876,500	6.096	08/20/47	615,517

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2022 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations(f) – (continued)
Collateralized Mortgage Obligations – (continued)
Interest Only(f) – (continued)
GNMA REMIC Series 2020-78, Class AS (-1x1M USD LIBOR + 6.150%)
$3,064,276	6.046%	06/20/50	$ 565,066
GNMA REMIC Series 2020-78, Class SQ (-1x1M USD LIBOR + 6.150%)
1,488,170	6.046	06/20/50	271,887

			2,451,296

Regular Floater(b) – 1.2%
CHL GMSR Issuer Trust Series 2018-GT1, Class A (1M USD LIBOR + 2.750%)
1,000,000	2.858	05/25/23	1,000,911
CHL GMSR Issuer Trust Series 2018-GT1, Class B (1M USD LIBOR + 3.500%)
1,000,000	3.608	05/25/23	995,511

			1,996,422

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			4,447,718

Commercial Mortgage-Backed Securities(g) – 0.8%
Interest Only – 0.8%
GNMA REMIC Series 2020-118 Class IO
$8,492,189	0.902%	06/16/62	$ 637,424
GNMA REMIC Series 2019-156, Class IO
9,112,466	0.532	11/16/61	509,495
GNMA REMIC Series 2019-81, Class IO
1,647,552	0.887	02/16/61	117,053

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$ 1,263,972

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $5,674,509)			$ 5,711,690

Asset-Backed Securities(f) – 5.1%
Collateralized Loan Obligations(b) – 3.3%
CVP CLO Ltd. Series 2018-2A, Class D (3M USD LIBOR + 2.650%)
$1,000,000	2.904%	01/20/31	$ 962,907
Shackleton CLO Ltd. Series 2018-3A, Class DR (3M USD LIBOR + 3.020%)
1,500,000	3.261	07/15/30	1,460,998
Venture CLO Ltd. Series 2017-30A, Class D (3M USD LIBOR + 3.000%)
1,500,000	3.241	01/15/31	1,474,428

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities(f) – (continued)
Collateralized Loan Obligations(b) – (continued)
Voya CLO Ltd. Series 2017-1A, Class CR (3M USD LIBOR + 2.950%)
$1,500,000	3.191%	10/15/30	$ 1,438,694

			5,337,027

Home Equity – 1.8%
Argent Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-W5, Class M1 (1M USD LIBOR + 0.690%)
2,390,293	0.798	01/25/36	2,331,378
Securitized Asset Backed Receivables LLC Trust Series 2006-FR3, Class A3 (1M USD LIBOR + 0.500%)
1,035,191	0.608	05/25/36	661,690

			2,993,068

TOTAL ASSET-BACKED SECURITIES (Cost $7,858,690)			$ 8,330,095

Shares	Description	Value

Exchange Traded Fund – 1.6%
68,970	KraneShares CSI China Internet ETF	$ 2,580,168
(Cost $3,499,279)

Shares	Dividend Rate	Value

Preferred Stocks – 0.4%
Oil & Gas – 0.2%
Petroleo Brasileiro SA
64,750	17.760%	$ 394,468

Regional Banks – 0.2%
Itau Unibanco Holding SA
71,300	3.590	340,112

TOTAL PREFERRED STOCKS (Cost $672,588)		$ 734,580

Investment Company(g) – 30.9%
Goldman Sachs Financial Square Government Fund - Institutional Shares
50,974,638	0.026%	$ 50,974,638
(Cost $50,974,638)

Shares	Description	Value

Common Stocks Sold Short – (2.9)%
Banks – (0.1)%
755	M&T Bank Corp.	$ (127,882)

Capital Markets – (0.7)%
2,819	S&P Global, Inc.	(1,170,505)

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2022 (Unaudited)

Shares	Description	Value

Common Stocks Sold Short – (continued)
Communications Equipment – (0.3)%
24,281	ADTRAN, Inc.	$ (466,438)

Diversified Financial Services – (0.7)%
17,039	Apollo Global Management, Inc.	(1,192,730)

Electronic Equipment, Instruments & Components – (0.0)%
972	II-VI, Inc.	(61,625)

Entertainment – (0.1)%
978	Take-Two Interactive Software, Inc.	(159,746)

Hotels, Restaurants & Leisure – (0.1)%
1,536	Scientific Games Corp. Class A	(88,627)

Semiconductors & Semiconductor Equipment – (0.8)%
11,147	Advanced Micro Devices, Inc.	(1,273,545)

Software – (0.1)%
4,782	NortonLifeLock, Inc.	(124,380)

TOTAL COMMON STOCKS SOLD SHORT (Cost $(4,539,007))		$ (4,665,478)

TOTAL SECURITIES SOLD SHORT – (2.9)% (Cost $(4,539,007))		$ (4,665,478)

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.1%		6,687,517

NET ASSETS – 100.0%		$164,680,604

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	All or portion of security is pledged as collateral for short sales. Total market value of securities pledged as collateral on short sales amounts to $2,643,331, which represents approximately 1.6% of net assets as of January 31, 2022.

(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(e)	All or portion of security is pledged as collateral for options.

(f)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on January 31, 2022.

(g)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(h)	Represents an affiliated issuer.

Currency Abbreviations:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CLP	— Chilean Peso
CNH	— Chinese Yuan Renminbi Offshore
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PLN	— Polish Zloty
RUB	— Russian Ruble
SEK	— Swedish Krona
SGD	— Singapore Dollar
TRY	— Turkish Lira
TWD	— Taiwan Dollar
USD	— U.S. Dollar
ZAR	— South African Rand

Investment Abbreviations:
ADR	— American Depositary Receipt
CLO	— Collateralized Loan Obligation
ETF	— Exchange Traded Fund
FHLMC	— Federal Home Loan Mortgage Corp.
GNMA	— Government National Mortgage Association
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LP	— Limited Partnership
PLC	— Public Limited Company
REMIC	— Real Estate Mortgage Investment Conduit

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2022 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At January 31, 2022, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

Deutsche Bank AG (London)	AUD	238,498	GBP	125,000	02/08/22	$530
	AUD	1,000,000	JPY	81,214,320	02/08/22	1,307
	AUD	300,000	USD	211,357	02/08/22	764
	BRL	2,775,403	USD	500,000	02/02/22	22,383
	CAD	180,951	AUD	200,000	02/08/22	938
	CAD	178,829	EUR	125,000	02/08/22	229
	CAD	800,000	JPY	72,325,600	02/08/22	828
	CLP	85,548,856	USD	100,000	02/07/22	6,745
	CNH	8,934,807	USD	1,400,000	02/08/22	1,384
	EUR	375,000	AUD	593,273	02/08/22	1,875
	EUR	250,000	CAD	355,807	02/08/22	1,000
	EUR	250,000	CHF	259,341	02/08/22	982
	EUR	900,000	GBP	750,262	02/08/22	2,287
	EUR	1,000,000	JPY	128,883,352	02/08/22	3,613
	EUR	100,000	PLN	458,415	02/08/22	75
	EUR	250,000	SEK	2,577,076	02/08/22	4,518
	EUR	625,000	USD	700,119	02/08/22	2,148
	GBP	375,000	AUD	706,494	02/08/22	4,773
	GBP	250,000	CHF	310,470	02/08/22	1,096
	GBP	418,987	EUR	500,000	02/08/22	1,653
	GBP	500,000	JPY	77,152,986	02/08/22	1,947
	GBP	312,500	USD	419,068	02/08/22	1,192
	HUF	35,894,500	EUR	100,000	02/08/22	981
	INR	29,913,000	USD	400,000	02/07/22	388
	INR	7,520,200	USD	100,000	02/14/22	620
	INR	15,066,600	USD	200,000	02/22/22	1,502
	INR	7,543,150	USD	100,000	02/28/22	838
	JPY	328,972,360	AUD	4,000,000	02/08/22	30,539
	JPY	91,324,480	CAD	1,000,000	02/08/22	6,936
	JPY	233,779,834	EUR	1,800,000	02/08/22	9,048
	JPY	116,948,722	GBP	750,000	02/08/22	7,675
	JPY	123,468,600	NZD	1,600,000	02/08/22	20,260
	MXN	7,500,000	USD	362,042	02/08/22	1,091
	NOK	2,508,524	EUR	250,000	02/08/22	1,105
	NOK	500,000	SEK	514,021	02/08/22	1,083
	NZD	100,000	USD	65,601	02/08/22	193
	RUB	15,745,070	USD	200,000	02/08/22	3,228
	SEK	937,759	USD	100,000	02/08/22	573
	TRY	6,901,361	USD	500,000	03/10/22	8,059
	USD	5,817,459	AUD	8,100,000	02/08/22	90,205
	USD	94,179	AUD	130,000	03/16/22	2,243
	USD	1,669,392	CAD	2,100,000	02/08/22	17,355
	USD	4,890,743	CHF	4,500,000	02/08/22	33,567
	USD	100,000	CLP	80,113,000	02/07/22	37
	USD	3,200,000	CNH	20,360,623	02/08/22	6,528
	USD	12,064,363	EUR	10,625,000	02/08/22	125,828
	USD	1,778,882	GBP	1,312,500	02/08/22	13,788
	USD	200,000	INR	14,927,589	02/07/22	192
	USD	100,000	INR	7,433,313	02/14/22	543
	USD	3,166,456	JPY	362,500,000	02/08/22	16,285
	USD	100,000	KRW	120,013,000	02/07/22	454
	USD	100,000	KRW	119,078,991	02/14/22	1,254
	USD	100,000	KRW	118,814,511	02/18/22	1,489
	USD	100,000	KRW	119,348,511	02/22/22	1,061
	USD	100,000	KRW	120,388,000	02/25/22	211

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2022 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

Deutsche Bank AG (London) (continued)	USD	632,976	MXN	13,000,000	02/08/22	$3,547
	USD	200,000	NOK	1,758,650	02/08/22	2,290
	USD	1,279,342	NZD	1,900,000	02/08/22	29,264
	USD	200,000	RUB	15,368,296	02/08/22	1,635
	USD	200,000	SEK	1,832,466	02/08/22	3,471
	USD	1,800,000	TRY	17,425,245	02/09/22	497,172
	USD	100,000	TRY	1,315,200	02/10/22	1,713
	USD	200,000	TRY	2,669,342	03/10/22	3,490
	USD	100,000	TWD	2,759,250	02/07/22	680
	USD	200,000	TWD	5,515,500	02/10/22	1,436
	USD	200,000	TWD	5,524,105	02/22/22	993
	USD	100,000	TWD	2,770,140	02/25/22	189
	USD	100,000	ZAR	1,533,092	02/08/22	360
	ZAR	4,690,619	USD	300,000	02/08/22	4,857
MS & Co. Int. PLC	AUD	22,000	USD	15,351	03/18/22	208
	EUR	63,000	USD	70,276	03/18/22	578
	GBP	988,000	USD	1,308,727	03/18/22	19,656
	MXN	5,390,000	USD	257,512	03/18/22	1,650
	USD	5,664,726	AUD	7,914,000	03/18/22	67,862
	USD	2,401	CAD	3,000	03/18/22	41
	USD	2,991,116	EUR	2,646,000	03/18/22	15,260
	USD	89,114	GBP	66,000	03/18/22	374
	USD	281,476	JPY	32,017,000	03/18/22	3,128
	USD	235,105	NZD	346,000	03/18/22	7,623
	USD	557,631	SEK	5,106,000	03/18/22	9,784

TOTAL						$1,144,687

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

Deutsche Bank AG (London)	AUD	593,439	EUR	375,000	02/08/22	$(1,759)
	AUD	473,197	GBP	250,000	02/08/22	(1,626)
	AUD	3,600,000	JPY	298,842,340	02/08/22	(51,532)
	AUD	6,600,000	USD	4,760,557	02/08/22	(93,906)
	AUD	130,000	USD	92,977	03/16/22	(1,040)
	BRL	534,859	USD	100,000	03/03/22	(60)
	CAD	177,236	EUR	125,000	02/08/22	(1,025)
	CAD	1,200,000	JPY	109,914,080	02/08/22	(11,146)
	CAD	1,600,000	USD	1,280,932	02/08/22	(22,236)
	CHF	308,709	GBP	250,000	02/08/22	(2,996)
	CHF	3,750,000	USD	4,103,852	02/08/22	(56,206)
	CLP	80,127,000	USD	100,000	02/22/22	(205)
	CNH	10,825,260	USD	1,700,000	02/07/22	(2,000)
	CNH	8,898,008	USD	1,400,000	02/08/22	(4,387)
	EUR	900,000	GBP	752,199	02/08/22	(317)
	EUR	100,000	HUF	36,241,230	02/08/22	(2,076)
	EUR	2,600,000	JPY	340,171,890	02/08/22	(34,708)
	EUR	375,000	NOK	3,779,435	02/08/22	(3,529)
	EUR	100,000	PLN	459,361	02/08/22	(157)
	EUR	9,250,000	USD	10,556,608	02/08/22	(163,059)
	GBP	125,000	CHF	155,888	02/08/22	(156)
	GBP	1,250,534	EUR	1,500,000	02/08/22	(3,683)
	GBP	1,250,000	JPY	196,349,957	02/08/22	(25,267)
	GBP	812,500	USD	1,113,034	02/08/22	(20,356)
	INR	14,932,174	USD	200,000	02/25/22	(329)
	JPY	64,997,280	AUD	800,000	02/08/22	(821)
	JPY	35,991,520	CAD	400,000	02/08/22	(1,903)
	JPY	257,392,403	EUR	2,000,000	02/08/22	(10,481)
	JPY	96,237,043	GBP	625,000	02/08/22	(4,208)
	JPY	437,500,000	USD	3,830,423	02/08/22	(28,491)
	KRW	118,903,789	USD	100,000	02/07/22	(1,374)
	KRW	120,330,000	USD	100,000	02/14/22	(217)
	KRW	118,943,989	USD	100,000	02/18/22	(1,382)

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2022 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

Deutsche Bank AG (London) (continued)	KRW	118,951,789	USD	100,000	02/22/22	$(1,390)
	KRW	119,489,789	USD	100,000	02/25/22	(955)
	MXN	9,500,000	USD	464,862	02/08/22	(4,894)
	NOK	1,245,019	EUR	125,000	02/08/22	(486)
	NOK	1,763,112	USD	200,000	02/08/22	(1,788)
	NZD	1,400,000	JPY	108,689,320	02/08/22	(23,413)
	NZD	900,000	USD	610,735	02/08/22	(18,592)
	PLN	454,478	EUR	100,000	02/08/22	(1,039)
	RUB	15,294,920	USD	200,000	02/08/22	(2,582)
	SEK	2,588,919	EUR	250,000	02/08/22	(3,248)
	SEK	515,354	NOK	500,000	02/08/22	(940)
	SEK	907,058	USD	100,000	02/08/22	(2,719)
	SGD	134,641	USD	100,000	02/08/22	(343)
	TRY	18,370,710	USD	1,800,000	02/09/22	(426,483)
	TRY	1,297,773	USD	100,000	02/10/22	(3,016)
	TRY	4,018,974	USD	300,000	03/10/22	(4,134)
	TWD	2,759,250	USD	100,203	02/07/22	(884)
	TWD	5,543,160	USD	200,000	02/10/22	(440)
	TWD	5,506,790	USD	200,000	02/22/22	(1,617)
	USD	70,085	AUD	100,000	02/08/22	(622)
	USD	500,000	BRL	2,796,456	02/02/22	(26,345)
	USD	78,336	CAD	100,000	02/08/22	(333)
	USD	1,476,112	CHF	1,375,000	02/08/22	(8,025)
	USD	100,000	CLP	82,579,144	02/22/22	(2,849)
	USD	1,253,488	EUR	1,125,000	02/08/22	(10,593)
	USD	200,000	INR	15,039,600	02/07/22	(1,306)
	USD	200,000	INR	14,975,126	02/22/22	(278)
	USD	200,000	INR	15,069,150	02/25/22	(1,503)
	USD	100,000	INR	7,547,713	02/28/22	(899)
	USD	1,842,557	JPY	212,500,000	02/08/22	(4,097)
	USD	361,414	MXN	7,500,000	02/08/22	(1,718)
	USD	100,000	PLN	410,772	02/08/22	(618)
	USD	200,000	RUB	15,685,397	02/08/22	(2,458)
	USD	100,000	SGD	135,139	02/08/22	(26)
	USD	300,000	TRY	4,163,725	03/10/22	(6,522)
	USD	200,000	ZAR	3,108,891	02/08/22	(2,056)
MS & Co. Int. PLC	AUD	1,685,000	USD	1,216,342	03/18/22	(24,695)
	EUR	1,484,000	USD	1,682,527	03/18/22	(13,528)
	GBP	95,000	USD	128,369	03/18/22	(638)
	SEK	2,540,000	USD	280,933	03/18/22	(8,403)
	USD	313,524	AUD	449,000	03/18/22	(4,013)
	USD	437,756	CAD	565,000	03/18/22	(6,692)
	USD	183,878	EUR	164,000	03/18/22	(568)
	USD	295,185	GBP	223,000	03/18/22	(4,641)
	USD	249,662	MXN	5,390,000	03/18/22	(9,500)
	USD	94,103	NZD	144,000	03/18/22	(572)
	USD	58,311	SEK	544,000	03/18/22	(57)

TOTAL						$(1,195,156)

FUTURES CONTRACTS — At January 31, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.S. Treasury Notes	38	03/22/22	$4,862,812	$4,948
5 Year U.S. Treasury Notes	16	03/31/22	1,907,250	1,642
Amsterdam Exchanges Index	2	02/18/22	338,837	(2,754)
Brent Crude	8	02/28/22	714,080	19,543
CAC40 Index	1	02/18/22	78,602	(1,626)
CBOE Volatility Index	7	03/15/22	178,814	(6,979)

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2022 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

CHF/USD	1	03/14/22	$135,238	$786
Cocoa	1	03/16/22	22,904	(82)
Copper	1	02/01/22	238,912	(17)
Copper	1	02/04/22	239,250	147
Copper	1	02/08/22	239,175	1,185
Copper	1	02/09/22	239,158	326
Copper	1	02/18/22	238,662	(653)
Copper	1	02/22/22	238,581	(2,059)
Copper	2	02/25/22	476,991	(2,879)
Copper	1	03/01/22	238,496	568
Copper	1	03/07/22	238,508	656
Copper	4	03/09/22	954,050	(9,467)
Copper	3	03/14/22	715,453	7,369
Copper	3	03/15/22	715,425	20,066
Copper	3	03/16/22	715,050	6,141
Copper	1	03/22/22	238,048	(2,867)
Copper	2	04/12/22	475,747	(23,796)
Copper	3	04/14/22	713,625	(17,935)
Copper	2	04/25/22	475,279	(15,390)
Copper	2	04/27/22	475,337	(14,769)
Corn	1	03/14/22	31,300	(477)
Crude Oil	1	02/18/22	88,150	669
Crude Oil	8	02/22/22	705,200	29,676
Crude Oil	1	03/22/22	86,490	948
DAX Index	2	03/18/22	865,281	(4,947)
DJIA E-Mini Index	2	03/18/22	349,970	8,272
Euro Stoxx 50 Index	5	03/18/22	232,723	(1,450)
FTSE 100 Index	1	03/18/22	99,475	2,311
FTSE China A50 Index	7	02/25/22	103,257	(3,290)
FTSE/MIB Index	1	03/18/22	150,357	1,803
Gasoline RBOB	1	03/31/22	111,737	637
Hang Seng Index	4	02/25/22	612,078	(4,043)
IBEX 35 Index	1	02/18/22	96,413	(2,478)
Italian 10 Year Government Bonds	1	03/08/22	163,889	213
Korea 10 Year Government Bonds	2	03/15/22	200,315	88
Korea 3 Year Government Bonds	1	03/15/22	89,548	48
Lead	1	02/03/22	56,331	(3,159)
Lead	1	02/04/22	56,338	(2,178)
Lead	1	02/15/22	56,365	932
Lead	1	02/17/22	56,331	(84)
Lead	1	03/03/22	56,314	1,675
Lead	1	03/08/22	56,321	1,180
Lead	1	03/16/22	56,331	(1,484)
Lead	1	03/21/22	56,169	(1,351)
Lead	1	04/06/22	56,186	(1,341)
Lead	1	04/07/22	56,188	(1,790)
Lead	1	04/11/22	56,183	(1,325)
Lead	4	04/12/22	224,720	(8,353)
Lead	1	04/13/22	56,178	(2,263)
Lead	4	04/14/22	224,700	(11,586)
Lead	3	04/19/22	168,525	(8,020)
Lead	2	04/21/22	112,225	(3,551)
Lead	1	04/25/22	56,106	(1,769)
Lean Hogs	1	04/14/22	38,280	(492)
Live Cattle	3	04/29/22	173,430	1,833
Low Sulphur Gas Oil	3	03/10/22	234,825	(528)
Mexican Peso	5	03/14/22	120,450	366
MSCI Emerging Markets Index	4	03/18/22	244,960	4,512
MSCI Singapore Index	2	02/25/22	49,232	(258)
Nickel	1	02/03/22	136,998	21,165
Nickel	1	02/11/22	136,847	18,226
Nickel	2	02/15/22	273,535	37,406
Nickel	2	02/18/22	272,136	36,540
Nickel	1	03/03/22	135,666	17,861
Nickel	1	03/07/22	135,651	14,718

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2022 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Nickel	1	03/15/22	$135,606	$20,463
Nickel	1	03/17/22	135,258	16,995
Nickel	1	03/22/22	135,015	2,592
Nickel	1	03/30/22	134,727	12,024
Nickel	3	04/19/22	403,470	(2,774)
Nickel	1	04/20/22	134,448	(8,145)
Nikkei 225 Index	4	03/10/22	94,022	1,171
NY Harbor ULSD	2	02/28/22	228,119	2,512
OMXS 30 Index	11	02/18/22	270,377	1,286
Primary Aluminum	1	02/08/22	76,250	12,335
Primary Aluminum	1	02/09/22	76,250	11,814
Primary Aluminum	1	02/15/22	76,190	10,831
Primary Aluminum	1	02/17/22	76,081	10,603
Primary Aluminum	2	02/18/22	151,975	21,313
Primary Aluminum	1	02/22/22	75,964	10,598
Primary Aluminum	1	02/23/22	75,940	10,568
Primary Aluminum	1	02/25/22	75,892	10,264
Primary Aluminum	1	03/02/22	75,838	9,485
Primary Aluminum	1	03/03/22	75,831	9,741
Primary Aluminum	2	03/07/22	151,704	21,242
Primary Aluminum	3	03/09/22	227,587	27,468
Primary Aluminum	2	03/14/22	151,537	18,719
Primary Aluminum	1	03/15/22	75,747	9,013
Primary Aluminum	2	03/16/22	151,450	17,769
Primary Aluminum	1	03/17/22	75,663	7,722
Primary Aluminum	3	03/21/22	226,960	9,614
Primary Aluminum	1	03/22/22	75,649	1,419
Primary Aluminum	1	04/05/22	75,628	2,688
Primary Aluminum	1	04/07/22	75,629	2,914
Primary Aluminum	2	04/19/22	151,137	(93)
S&P 500 E-Mini Index	31	03/18/22	6,981,587	173,363
S&P Toronto Stock Exchange 60 Index	1	03/17/22	200,905	3,411
SPI 200 Index	1	03/17/22	121,401	(7,038)
Stoxx 600 Banks Index	1	03/18/22	18,998	(45)
Sugar No.11	1	02/28/22	20,406	(92)
Tin	1	03/31/22	215,990	19,837
Tin	1	04/05/22	215,961	19,808
Tin	2	04/19/22	431,470	(545)
Topix Index	1	03/10/22	164,972	(6,354)
US Dollar	1	03/14/22	96,537	(525)
US Dollar	5	02/21/22	50,104	478
Wheat	1	03/14/22	39,063	(1,127)
Zinc	1	02/18/22	90,174	11,446
Zinc	1	02/23/22	90,173	7,328
Zinc	1	04/04/22	89,800	1,109
Zinc	1	04/19/22	89,769	(1,203)

Total				$598,968

Short position contracts:
10 Year German Euro-Bund	(22)	03/08/22	(4,179,707)	5,395
10 Year Mini Japanese Government Bonds	(1)	03/11/22	(130,961)	217
2 Year German Euro-Schatz	(3)	03/08/22	(377,058)	(18)
2 Year U.S. Treasury Notes	(5)	03/31/22	(1,083,281)	1,504
20 Year U.S. Treasury Bonds	(6)	03/22/22	(933,750)	(7,725)
5 Year German Euro-Bobl	(12)	03/08/22	(1,782,781)	3,343
CAC40 Index	(2)	02/18/22	(157,204)	(1,782)
Canada 10 Year Government Bonds	(3)	03/22/22	(328,285)	91
CBOE Volatility Index	(4)	02/16/22	(99,409)	1,928
CBOE Volatility Index	(1)	05/18/22	(25,576)	671
Copper	(1)	02/01/22	(238,913)	(3,153)
Copper	(1)	02/04/22	(239,250)	(4,153)
Copper	(1)	02/08/22	(239,175)	(338)
Copper	(1)	02/09/22	(239,158)	2,551
Copper	(1)	02/18/22	(238,663)	(4,878)

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2022 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Copper	(1)	02/22/22	$(238,581)	$1,267
Copper	(2)	02/25/22	(476,992)	927
Copper	(1)	03/01/22	(238,496)	1,350
Copper	(1)	03/07/22	(238,508)	476
Copper	(4)	03/09/22	(954,050)	(3,712)
Copper	(3)	03/14/22	(715,454)	(1,892)
Copper	(3)	03/15/22	(715,425)	(19,122)
Copper	(3)	03/16/22	(715,050)	10,030
Copper	(1)	03/22/22	(238,049)	849
Copper	(11)	03/29/22	(1,189,238)	24,368
Copper	(2)	04/12/22	(475,748)	10,640
Copper	(3)	04/14/22	(713,625)	22,128
Copper	(2)	04/25/22	(475,279)	13,265
Copper	(2)	04/27/22	(475,338)	13,734
Copper	(4)	04/28/22	(950,675)	3,475
Euro Buxl 30 Year Bonds	(1)	03/08/22	(228,397)	3,999
Eurodollars	(1)	03/18/24	(245,150)	(176)
French 10 Year Government Bonds	(2)	03/08/22	(361,773)	1,314
FTSE 100 Index	(3)	03/18/22	(298,426)	(1,178)
FTSE/JSE Top 40 Index	(1)	03/17/22	(43,908)	71
FTSE/KLCI Index	(1)	02/28/22	(18,038)	159
FTSE/MIB Index	(1)	03/18/22	(150,357)	(2,063)
Gold 100 Oz	(1)	04/27/22	(179,640)	(1,172)
Kospi 200 Index	(3)	03/10/22	(221,858)	3,824
Lead	(1)	02/03/22	(56,331)	2,140
Lead	(1)	02/04/22	(56,337)	3,322
Lead	(1)	02/15/22	(56,364)	1,958
Lead	(1)	02/17/22	(56,331)	(964)
Lead	(1)	03/03/22	(56,314)	(1,004)
Lead	(1)	03/08/22	(56,320)	(1,700)
Lead	(1)	03/16/22	(56,331)	1,324
Lead	(1)	03/21/22	(56,169)	1,566
Lead	(1)	04/06/22	(56,186)	549
Lead	(1)	04/07/22	(56,187)	1,311
Lead	(1)	04/11/22	(56,182)	627
Lead	(4)	04/12/22	(224,720)	9,161
Lead	(1)	04/13/22	(56,177)	2,645
Lead	(4)	04/14/22	(224,700)	8,925
Lead	(3)	04/19/22	(168,525)	7,363
Lead	(2)	04/21/22	(112,225)	5,832
Lead	(1)	04/25/22	(56,106)	2,979
Lead	(1)	04/29/22	(56,112)	209
Mini H-Shares Index	(1)	02/25/22	(10,728)	(163)
MSCI Emerging Markets Index	(3)	03/18/22	(183,720)	(3,604)
Nasdaq 100 E-Mini Index	(4)	03/18/22	(1,192,400)	(45,966)
Nickel	(1)	02/03/22	(136,998)	(18,429)
Nickel	(1)	02/11/22	(136,847)	(18,350)
Nickel	(2)	02/15/22	(273,535)	(37,651)
Nickel	(2)	02/18/22	(272,136)	(36,485)
Nickel	(1)	03/03/22	(135,666)	(15,099)
Nickel	(1)	03/07/22	(135,651)	(17,604)
Nickel	(1)	03/15/22	(135,606)	(3,021)
Nickel	(1)	03/17/22	(135,258)	(17,622)
Nickel	(1)	03/22/22	(135,015)	(16,578)
Nickel	(1)	03/30/22	(134,727)	(2,282)
Nickel	(1)	04/19/22	(134,490)	(2,253)
Nickel	(2)	04/20/22	(268,896)	15,259
Nickel	(1)	04/25/22	(134,064)	(237)
Nikkei 225 Index	(1)	03/10/22	(235,054)	(1,914)
Primary Aluminum	(1)	02/08/22	(76,250)	(10,903)
Primary Aluminum	(1)	02/09/22	(76,250)	(12,453)
Primary Aluminum	(1)	02/15/22	(76,190)	(9,805)
Primary Aluminum	(1)	02/17/22	(76,081)	(10,834)

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2022 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Primary Aluminum	(2)	02/18/22	$(151,975)	$(19,737)
Primary Aluminum	(1)	02/22/22	(75,964)	(8,929)
Primary Aluminum	(1)	02/23/22	(75,940)	(9,005)
Primary Aluminum	(1)	02/25/22	(75,892)	(10,820)
Primary Aluminum	(1)	03/02/22	(75,838)	(10,165)
Primary Aluminum	(1)	03/03/22	(75,831)	(9,199)
Primary Aluminum	(2)	03/07/22	(151,704)	(20,168)
Primary Aluminum	(3)	03/09/22	(227,588)	(30,146)
Primary Aluminum	(2)	03/14/22	(151,538)	(10,584)
Primary Aluminum	(1)	03/15/22	(75,747)	(11,000)
Primary Aluminum	(2)	03/16/22	(151,450)	(10,593)
Primary Aluminum	(1)	03/17/22	(75,663)	(1,515)
Primary Aluminum	(3)	03/21/22	(226,960)	(24,606)
Primary Aluminum	(1)	03/22/22	(75,649)	(5,039)
Primary Aluminum	(1)	04/05/22	(75,628)	(56)
Primary Aluminum	(1)	04/07/22	(75,629)	(57)
Primary Aluminum	(2)	04/19/22	(151,138)	594
S&P Mid 400 Emini Index	(1)	03/18/22	(262,970)	(4,211)
Silver	(2)	03/29/22	(223,930)	9,117
Sugar	(1)	02/11/22	(24,625)	989
Tin	(1)	03/31/22	(215,990)	11
Tin	(1)	04/05/22	(215,961)	28
Tin	(2)	04/19/22	(431,470)	(6,701)
Ultra 10 Year U.S. Treasury Notes	(4)	03/22/22	(571,313)	1,481
Ultra Long U.S. Treasury Bonds	(1)	03/22/22	(188,938)	(2,252)
Wheat	(2)	03/14/22	(76,125)	2,233
Yen Denominated Nikkei 225 Index	(1)	03/10/22	(118,657)	(4,716)
Zinc	(1)	02/18/22	(90,174)	(7,421)
Zinc	(1)	02/23/22	(90,173)	(6,012)
Zinc	(1)	04/04/22	(89,800)	1,232
Zinc	(1)	04/19/22	(89,769)	(733)

Total				$(341,517)

TOTAL FUTURES CONTRACTS				$257,451

SWAP CONTRACTS — At January 31, 2022, the Fund had the following swap contracts:

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS#

Reference Obligation/Index(a)	Financing Rate Paid by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation)*

Akka Technologies	0.490%	MS & Co. Int. PLC	07/07/22	$11		$(8,484)
Arena Pharmaceuticals, Inc.	0.000	MS & Co. Int. PLC	/ /0	1		(621)
Avast PLC	0.200	MS & Co. Int. PLC	08/12/22	158		6,355
Blue Prism Group PLC	0.200	MS & Co. Int. PLC	08/12/22	82		(20,393)
Christian Dior SE	0.490	MS & Co. Int. PLC	07/07/22	—	(b)	167
CNP Assurances	0.490	MS & Co. Int. PLC	07/07/22	34		(8,462)
CorePoint Lodging, Inc.	0.080	MS & Co. Int. PLC	02/02/23	65		2,448
CyrusOne, Inc.	0.080	MS & Co. Int. PLC	02/02/23	20		21,893
Entain PLC	0.200	MS & Co. Int. PLC	08/12/22	5		(9,971)
LVMH Moet Hennessy Louis Vuitton SE	(0.490)	MS & Co. Int. PLC	07/07/22	—	(b)	(15,996)
Meggitt PLC	0.200	MS & Co. Int. PLC	08/12/22	84		(2,376)

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2022 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index(a)	Financing Rate Paid by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation)

MGM Growth Properties LLC Class A	0.080%	MS & Co. Int. PLC	02/02/23	$34	$42,483
Monmouth Real Estate Investment Corp.	0.080	MS & Co. Int. PLC	02/02/23	13	1,423
Nuance Communications, Inc.	0.080	MS & Co. Int. PLC	02/02/23	20	(1,852)
Phillips 66	0.080	MS & Co. Int. PLC	02/02/23	22	(75,020)
Phillips 66 Partners LP	(0.080)	MS & Co. Int. PLC	11/03/23	45	86,128
Siltronic AG	(0.490)	MS & Co. Int. PLC	07/07/22	3	31,383
VICI Properties, Inc.	(0.080)	MS & Co. Int. PLC	11/03/23	46	(36,637)

TOTAL					$12,468

#	The Fund pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).
*	There are no upfront payments on the swap contracts (s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	Payments made monthly.
(b)	Rounds to less than 1000s.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At January 31, 2022, the Fund had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
Advanced Micro Devices, Inc	$95.000	03/18/2022	31	$294,500	$66,960	$51,350	$15,610
Aurinia Pharmaceuticals, Inc.	30.000	04/14/2022	11	33,000	1,018	1,559	(541)
Dollar Tree, Inc.	135.000	06/17/2022	46	621,000	47,610	45,587	2,023
Nike, Inc.	95.000	09/16/2022	33	313,500	182,242	162,058	20,184
TEGNA, Inc.	20.000	04/14/2022	22	44,000	2,824	2,824	—
The Estee Lauder Cos., Inc.	200.000	01/20/2023	8	160,000	95,280	86,354	8,926
Unitedhealth Group, Inc.	250.000	06/17/2022	24	600,000	537,360	477,311	60,049

			175	$2,066,000	$933,294	$827,043	$106,251

Puts
Advanced Micro Devices, Inc.	$105.000	02/18/2022	10	105,000	3,100	9,274	(6,174)

Total purchased option contracts			185	$2,171,000	$936,394	$836,317	$100,077

Written option contracts
Calls
Activision Blizzard, Inc.	85.000	02/04/2022	(7)	$(59,500)	$(52)	$(490)	$438
Activision Blizzard, Inc.	85.000	02/11/2022	(7)	(59,500)	(63)	(345)	282
Activision Blizzard, Inc.	85.000	02/18/2022	(3)	(25,500)	(36)	(152)	116
Advanced Micro Devices, Inc.	115.000	03/18/2022	(31)	(356,500)	(27,900)	(112,262)	84,362
Arena Pharmaceuticals, Inc.	95.000	02/18/2022	(15)	(142,500)	(1,200)	(1,736)	536
Arena Pharmaceuticals, Inc.	100.000	02/18/2022	(24)	(240,000)	(300)	(805)	505
Healthcare Trust Of America, Inc.	37.500	03/18/2022	(32)	(120,000)	(880)	(911)	31
Mimecast Ltd.	80.000	01/21/2022	(1)	(8,000)	—	(103)	103
Mimecast Ltd.	80.000	02/18/2022	(21)	(168,000)	(473)	(1,021)	549
Mimecast Ltd.	80.000	05/20/2022	(22)	(176,000)	(1,265)	(857)	(408)
Vocera Communications, Inc.	80.000	02/18/2022	(22)	(176,000)	(165)	(737)	572
Zynga, Inc.	10.000	03/18/2022	(203)	(203,000)	(3,959)	(3,893)	(66)

			(388)	$(1,734,500)	$(36,293)	$(123,312)	$87,020

Puts
Activision Blizzard, Inc.	79.000	02/04/2022	(7)	(55,300)	(581)	(436)	(145)
Activision Blizzard, Inc.	79.000	02/11/2022	(7)	(55,300)	(794)	(381)	(414)
Activision Blizzard, Inc.	77.500	02/18/2022	(3)	(23,250)	(216)	(124)	(92)
Arena Pharmaceuticals, Inc.	85.000	02/18/2022	(11)	(93,500)	(935)	(1,170)	235

			(28)	$(227,350)	$(2,526)	$(2,111)	$(416)

Total written option contracts			(416)	$(1,961,850)	$(38,819)	$(125,423)	$86,604

TOTAL			(231)	$209,150	$897,575	$710,894	$186,681

Abbreviations:
MS & Co. Int. PLC — Morgan Stanley & Co. International PLC

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2022 (Unaudited)

NOTES TO THE CONSOLIDATED SCHEDULE OF INVESTMENTS

Basis of Consolidation for the Goldman Sachs Multi-Manager Alternatives Fund — The Cayman Commodity — MMA IV, LLC (a “Subsidiary”), a Cayman Islands exempted company is currently a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity linked derivative instruments. The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of January 31, 2022, the Fund’s net assets were $164,680,604 of which, $3,833,961 or 2.3%, represented the Subsidiary’s net assets.

Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

Investments and Fair Value Measurements — U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies. Investments in the Underlying Funds are valued at the NAV per share on the day of valuation. Because the [Fund[s]/Portfolio[s]] invest[s] in Underlying Funds that fluctuate in value, the [Fund[’s/s’]/Portfolio[‘s/s’]] shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2022 (Unaudited)

NOTES TO THE CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy

i. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

Securities Sold Short — Securities sold short are those securities which the Fund has sold but which it does not own. When the Fund sells a security it does not own, it must borrow the security that was sold and it generally delivers the proceeds from the short sale to the broker through which it made the short sale. In addition, cash and certain investments in securities may be used to collateralize the securities sold short. Each day the securities sold short transaction is open, the liability to replace the borrowed security is marked to market and an unrealized gain or loss is recorded. While the transaction remains open, the Fund may also incur expenses for any dividends or interest which will be paid to the lender of the securities as well as a fee to borrow the delivered security. During the term of the short sale, the value of the securities pledged as collateral on short sales is required to exceed the value of the securities sold short. The market value of securities pledged as collateral is included in the Schedule of Investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of [a/the] [Fund/Portfolio] and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which [a/the] [Fund/Portfolio] agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available.. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2022 (Unaudited)

NOTES TO THE CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

iii. Options — When the Fundwrites call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A total return swap is an agreement that gives the Fund the right to receive or pay the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of securities or indices or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of January 31, 2022.

MULTI-MANAGER ALTERNATIVES

Investment Type	Level 1	Level 2	Level 3

Assets
Special Purpose Acquisition Company	$35,894,135	$184,779	$—
Fixed Income
Corporate Obligations	—	1,483,125	—
Mortgage-Backed Obligations	—	5,711,690	—
Asset-Backed Securities	—	8,330,095	—
Common Stock and/or Other Equity Investments(a)
Asia	1,000,161	1,801,168	—
Australia and Oceania	321,249	4,756,189	—
Europe	6,158,727	13,031,719	—
North America	29,189,130	—	—
South America	507,012	734,580	—
Exchange Traded Fund	2,580,168	—	—
Investment Company	50,974,638	—	—

Total	$126,625,220	$36,033,345	$—

Liabilities
Common Stock and/or Other Equity Investments
North America	$(4,665,478)	$—	$—

Total	$(4,665,478)	$—	$—

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2022 (Unaudited)

NOTES TO THE CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets
Forward Foreign Currency Exchange Contracts(b)	$—	$1,144,687	$—
Futures Contracts(b)	1,002,830	—	—
Total Return Swap Contracts(b)	—	192,280	—
Purchased Option Contracts	936,394	—	—

Total	$1,939,224	$1,336,967	$—

Liabilities
Forward Foreign Currency Exchange Contracts(b)	$—	$(1,195,156)	$—
Futures Contracts(b)	(745,379)	—	—
Total Return Swap Contracts(b)	—	(179,812)	—
Written Option Contracts	(38,819)	—	—

Total	$(784,198)	$(1,374,968)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Consolidated Schedule of Investments.

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

On March 5, 2021, the United Kingdom’s Financial Conduct Authority (“FCA”) and ICE Benchmark Authority formally announced that certain LIBOR benchmarks will cease publication after December 31, 2021 while others will cease publication after June 30, 2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.

Foreign Custody Risk — The Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2022 (Unaudited)

NOTES TO THE CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or problems with registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including, but not limited to, the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Multi-Manager Approach Risk — The Fund’s performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those investments and the overall market environment. The Fund’s Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Fund. Because the Fund’s Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Fund, the Fund may be subject to greater counterparty risk than if it was managed directly by the Investment Adviser.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2022 (Unaudited)

NOTES TO THE CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

Short Position Risk — The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited. To the extent that the Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of the Fund to the markets and therefore could magnify changes to the Fund’s NAV.

Tax Risk — The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/ or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity indexlinked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Fund has not received a PLR, and is/are not able to rely on PLRs issued to other taxpayers. The IRS recently issued final regulations that, would generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income either if (A) there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

The IRS also issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. In connection with issuing such revenue procedure, the IRS has revoked the Notes Ruling on a prospective basis. In light of the revocation of the Notes Rulings, the Fund has limited its investments in commodity index-linked structured notes. The Fund has obtained an opinion of counsel that the Fund’s income from investments in the Subsidiary should constitute “qualifyingincome.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.